                                                                  CONFORMED COPY

                                                                    Exhibit 25.1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC BANK USA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

        New York                                       20-1177241
        (Jurisdiction of incorporation                 (I.R.S. Employer
        or organization if not a U.S.                  Identification No.)
        national bank)

        452 Fifth Avenue, New York, NY                 10018-2706
        (212) 525-5600                                 (Zip Code)
        (Address of principal executive offices)

                             Warren L. Tischler, SVP
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                        PHIBRO ANIMAL HEALTH CORPORATION.

                      PHILLIP BROTHERS NETHERLANDS III B.V.

               (Exact name of obligor as specified in its charter)

        New York                                       13-1840497
        (State or other jurisdiction                   (I.R.S. Employer
        of incorporation or organization)              Identification No.)

        One Parker Plaza
        Fort Lee, New Jersey                           07024
        (Address of principal executive offices)       (Zip Code)

                      PHILIPP BROTHERS NETHERLANDS III B.V.

        The Netherlands                                Not Applicable
        (State or other jurisdiction                   (I.R.S. Employer
        of incorporation or organization)              Identification No.)

        Rokin 55
        1012 KK Amsterdam
        The Netherlands
        (201) 944 -6020                                Not Applicable
        (Address of principal executive offices)       (Zip Code)


                        13% Senior secured Units due 2007
                         (Title of Indenture Securities)

                                     General

Item 1. General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            Comptroller of the Currency, New York, NY.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 3-15. Not Applicable

Item 16. List of Exhibits

Exhibit
-------
T1A(i)                 (1) Copy of the Articles of Association of HSBC Bank USA,
                           National Association.

T1A(ii)                (1) Certificate of the Comptroller of the Currency dated
                           July 1, 2004 as to the authority of HSBC Bank USA,
                           National Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)                (1) Copy of the existing By-Laws of HSBC Bank USA,
                           National Association.

T1A(v)                     Not applicable.

T1A(vi)                    Consent of HSBC Bank USA, National
                       (2) Association required by Section 321(b) of the Trust
                           Indenture Act of 1939.

T1A(vii)                   Copy of the latest report of condition of the trustee
                           (September 30, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                  Not applicable.

T1A(ix)                    Not applicable.

(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

(2) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-113911 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 13th day of January, 2005.

                                        HSBC BANK USA, NATIONAL
                                        ASSOCIATION

                                        By:   /s/  Herawattee Alli
                                            ------------------------------------
                                                   Herawattee Alli
                                               Assistant Vice President

                                                               EXHIBIT T1A (VII)

                                       Board of Governors of the Federal
                                       Reserve System
                                       OMB Number: 7100-0036
                                       Federal Deposit Insurance Corporation
                                       OMB Number: 3064-0052
                                       Office of the Comptroller of the Currency
                                       OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS
EXAMINATION COUNCIL                    Expires March 31, 2007

                                       Please refer to page i, Table of        1
                                       Contents, for the required
                                       disclosure of estimated burden.


CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031


REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 2004      (20040630)
                                                      -------------
                                                       (RCRI  9999)


This report is required by law; 12            This report form is to be filed by
U.S.C. Section 324 (State member banks);      banks with branches and
12 U.S.C. Section 1817 (State nonmember       consolidated subsidiaries in U.S.
banks); and 12 U.S.C. Section 161             territories and possessions, Edge
(National banks).                             or Agreement subsidiaries, foreign
                                              branches, consolidated foreign
                                              subsidiaries, or International
                                              Banking Facilities.


NOTE: The Reports of Condition and            The Reports of Condition and
Income must be signed by an authorized        Income are to be prepared in
officer and the Report of Condition must      accordance with Federal regulatory
be attested to by not less than two           authority instructions.
directors (trustees) for State nonmember
banks and three directors for State           We, the undersigned directors
member and National Banks.                    (trustees), attest to the
                                              correctness of this Report of
                                              Condition (including the
I,  Joseph R. Simpson, Controller             supporting schedules) and declare
   ------------------------------             that it has been examined by us
  Name and Title of Officer Authorized        and to the best of our knowledge
           to Sign Report                     and belief has been prepared in
                                              conformance with the instructions
                                              issued by the appropriate Federal
                                              regulatory authority and is true
                                              and correct.


Of the named bank do hereby declare that
these Reports of Condition and Income            /s/ Sal H. Alfieri
(including the supporting schedules)           ---------------------------------
have been prepared in conformance with         Director (Trustee)
the instructions issued by the
appropriate Federal regulatory authority         /s/ Bernard J. Kennedy
and are true to the best of my knowledge       ---------------------------------
and believe.                                   Director (Trustee)


   /s/ Joseph R. Simpson                         /s/ Martin Glynn
---------------------------------------        ---------------------------------
Signature of Officer Authorized                Director (Trustee)
to Sign Report

         11/9/04
---------------------------------------
Date of Signature

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SUBMISSION OF REPORTS

Each Bank must prepare its Reports of       For electronic filing assistance,
Condition and Income either:                contact EDS Call report Services,
                                            2150 N. Prospect Ave.,Milwaukee, WI
                                            53202, telephone (800) 255-1571.

(a)   in electronic form and then file      To fulfill the signature and
      the computer data file directly       attestation requirement for the
      with the banking agencies'            Reports of Condition and Income
      collection agent, Electronic Data     for this report date, attach this
      System Corporation (EDS), by modem    signature page to the hard-copy f
      or computer diskette; or              the completed report that the bank
                                            places in its files.

b)    in hard-copy (paper) form and
      arrange for another party to
      convert the paper report to
      automated for. That party (if
      other than EDS) must transmit the
      bank's computer data file to EDS.


FDIC Certificate Number     5 7 8 9 0

                            (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM               HSBC Bank USA, NATIONAL ASSOCIATION
                                             Legal Title of Bank (TEXT 9010)
 Primary Internet Web Address of Bank
 (Home Page), if any (TEXT 4087)             Wilmington
                                             -----------------------------------
 (Example:  www.examplebank.com)             City (TEXT 9130)

                                             DE                                    19801
                                             ---------------------------------------------------
                                             State Abbrev. (TEXT 9200)       ZIP Code (TEXT 9220)

   Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                                   REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA, National Association                 of  Buffalo
----------------------------------------------------------------
  Name of Bank                                      City

in the state of New York, at the close of business September 30, 2004

                                                                                           Thousands of dollars
ASSETS


Cash and balances due from depository institutions:

a.  Non-interest-bearing balances currency and coin                                           $  3,454,959
b.  Interest-bearing balances                                                                    2,076,244
   Held-to-maturity securities                                                                   3,741,506
   Available-for-sale securities                                                                14,349,537
   Federal funds sold and securities purchased under agreements to resell:

a. Federal funds sold in domestic offices                                                        1,150,000
b. Securities purchased under agreements to resell                                               5,038,148
                                                                                              ------------

Loans and lease financing receivables:

   Loans and leases held for sale                                                             $  1,320,163
                                                                                              ------------
   Loans and leases net of unearned income                                    $65,438,311
                                                                              -----------
   LESS: Allowance for loan and lease losses                                      339,332
                                                                              -----------
   Loans and lease, net of unearned income, allowance, and reserve                            $ 65,098,979
   Trading assets                                                                               15,031,627
   Premises and fixed assets                                                                       602,577
Other real estate owned                                                                             11,347
Investments in unconsolidated subsidiaries                                                         270,750
Customers' liability to this bank on acceptances outstanding                                        86,959
Intangible assets: Goodwill                                                                      2,094,740
Intangible assets: Other intangible assets                                                         378,843
Other assets                                                                                     3,748,120
Total assets                                                                                   118,454,499
                                                                                              ------------

LIABILITIES

Deposits:

   In domestic offices                                                                          52,730,085
                                                                                              ------------
   Non-interest-bearing                                                         7,637,394
                                                                              -----------
   Interest-bearing                                                            45,092,691
                                                                              -----------
In foreign offices                                                                              23,319,518
                                                                                              ------------

   Non-interest-bearing                                                           340,118
   Interest-bearing                                                            22,979,400
                                                                              -----------
Federal funds purchased and securities sold under
agreements to repurchase:

 a. Federal funds purchased in domestic offices                                                    267,105
 b. Securities sold under agreements to repurchase                                               1,292,039

Trading Liabilities                                                                             10,368,929
Other borrowed money                                                                            15,443,222
Bank's liability on acceptances                                                                     86,959
Subordinated notes and debentures                                                                2,542,854
Other liabilities                                                                                3,260,926
                                                                                              ------------
Total liabilities                                                                              109,311,637
                                                                                              ------------
Minority Interests in consolidated Subsidiaries                                                        331
                                                                                              ------------
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                            0
Common Stock                                                                                         2,000
Surplus                                                                                          7,622,743
Retained earnings                                                                                1,560,994
Accumulated other comprehensive income                                                             -43,206

Other equity capital components                                                                          0

Total equity capital                                                                             9,142,531

Total liabilities, minority interests and equity capital                                       118,454,499
                                                                                              ------------